MUNIYIELD
CALIFORNIA
FUND, INC.



FUND LOGO




Semi-Annual Report

April 30, 2000




MuniYield California Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal and California income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and California income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield California Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.


MuniYield
California Fund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MUNIYIELD CALIFORNIA FUND, INC.



The Benefits and
Risks of
Leveraging

MuniYield California Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.




MuniYield California Fund, Inc., April 30, 2000


TO OUR SHAREHOLDERS

For the six-month period ended April 30, 2000, the Common Stock of MuniYield California Fund, Inc. earned $0.402 per share income dividends, which included earned and unpaid dividends of $0.066. This represents a net annualized yield of 6.01%, based on a month-end per share net asset value of $13.41. Over the same period, the total investment return on the Fund's Common Stock was +4.06%, based on a change in per share net asset value from $13.32 to $13.41, and assuming reinvestment of $0.406 per share income dividends.

For the six-month period ended April 30, 2000, the average yields of the Fund's Auction Market Preferred Stock were: Series A, 3.69%;
Series B, 3.38%; and Series C, 3.27%.

The Municipal Market Environment
Since October 1999 through mid-January 2000, fixed-income bond yields rose steadily higher. US economic growth, in part intensified by Year 2000 preparations, grew at a 7.3% rate in the fourth quarter of 1999 and at a 4.2% annual rate for all of 1999. Initial estimates for the first quarter of 2000 were reported at 5.4%. However, despite these significant growth rates, no price measure indicator has shown any considerable signs of future price pressures at the consumer level, despite the lowest unemployment rates since January 1970. Given no signs of an economic slowdown, the Federal Reserve Board continued to raise short-term interest rates in November 1999 and again in February and March 2000. In each instance, the Federal Reserve Board cited both the continued growth of US employment and the impressive strength of the US equity markets as reasons for attempting to moderate US economic growth before inflationary price increases are realized. By mid-January 2000, US Treasury bond yields rose 60 basis points (0.60%) to 6.75%. Similarly, as measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt bond yields rose approximately 20 basis points to 6.35%.

Since mid-January, fixed-income markets have largely ignored strong economic fundamentals and concentrated on very positive technical supply factors. Declining bond issuance, both current, and more importantly, expected future issuance, helped push bond yields lower from mid-January to mid-April 2000. In late January and early February 2000, the US Treasury announced its intention to reduce the number of issues to be auctioned in the quarterly Treasury note and bond auctions. Furthermore, budgetary surpluses would allow the US Treasury to repurchase outstanding, higher-couponed Treasury issues, primarily in the 15-year and longer-term maturity sectors. Both these actions would result in a significant reduction in the outstanding supply of long-term US Treasury debt. Domestic and international investors quickly began to accumulate what was expected to become a scarce commodity and bond prices quickly rose.

By mid-April 2000, US Treasury bond yields had declined over 100 basis points to 5.67%. However, bond yields rose somewhat during the last two weeks of the period as economic statistics were released, indicating that the economic strength seen in late 1999 was continuing into early 2000. The decline in long-term US Treasury bond yields resulted in an inverted taxable yield curve as short-term and intermediate-term interest rates have not fallen proportionately since the Federal Reserve Board is expected to continue to raise short-term interest rates. The current inversion has had much more to do with debt reduction and Treasury buybacks than with investor expectations of slower economic growth. Over the last six months, long-term US Treasury bond yields have fallen almost 20 basis points to close the six-month period ended April 30, 2000 at 5.96%.

Tax-exempt bond yields have also declined in recent months. The decline has largely been in response to the rally in US Treasury securities, as well as a continued positive technical supply environment. States such as California and Maryland have announced that their large current and anticipated future budget surpluses will permit the cancellation or postponement of expected bond issuance. Additionally, some issuers have also initiated tenders to repurchase existing debt, reducing the supply of tax-exempt bonds in the secondary market as well. Since their recent peak in January 2000, long-term municipal bond yields declined over 25 basis points to finish the six-month period ended April 30, 2000 at 6.07%. During the last six months, municipal bond yields declined just 10 basis points overall.

The relative underperfomance of the municipal bond market in recent months has been especially disappointing given the strong technical position the tax-exempt bond market enjoyed. The issuance of long-term tax-exempt securities has dramatically declined. Over the last year, $203 billion in new long-term municipal securities was issued, a decline of almost 25% compared to the same period a year earlier. For the six months ended April 30, 2000, approximately $90 billion in new tax-exempt bonds was underwritten, a decline of more than 25% compared to the same period in 1999. Although investors received over $30 billion in coupon payments, bond maturities, and the proceeds from early bond redemptions, coupled with the highest municipal bond yields in three years, overall investor demand has diminished. Long-term municipal bond mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. Over the last four months, tax-exempt mutual funds have had net redemptions of more than $8 billion. Also, the demand from property and casualty insurance companies has weakened as a result of the losses and anticipated losses incurred from a series of damaging storms across much of the eastern United States. Additionally, many institutional investors who have in recent years been attracted to the municipal bond market by historically attractive tax-exempt bond yield ratios of over 90% found other asset classes even more attractive. Even with a favorable supply position, tax-exempt municipal bond yields have underperformed their taxable counterparts.

Any significantly lower municipal bond yields are still likely to require weaker US employment growth and consumer spending. The actions taken in recent months by the Federal Reserve Board should eventually slow US economic growth. The recent declines in US home sales are perhaps the first sign that consumer spending is being slowed by higher interest rates. Until further signs develop, it is likely that the municipal bond market's current favorable technical position will dampen significant tax-exempt interest rate volatility and provide a stable environment for eventual improvement in municipal bond prices.

Portfolio Strategy
The six-month period ended April 30, 2000 was an extremely volatile interest rate environment. As a result, we slightly restructured the Fund and aimed to reduce the Fund's net asset volatility. We maintained our fully invested position primarily in higher-quality California municipal bonds. However, we concentrated our strategy on utilizing any strength in market conditions to pare back durations and increase current return; that is, we looked to raise the overall level of average couponing while tempering the Fund's exposure to changes in long-term interest rates. We adopted a more neutral stance as a closed-end leveraged municipal fund. However, we believe our fully invested position may still allow for significant price appreciation if fixed-income securities' values start to improve following signs of an economic slowdown.


MuniYield California Fund, Inc., April 30, 2000


The Fund's cost of borrowing increased somewhat in recent months as short-term tax-exempt interest rates rose along with the adjustment evident in the taxable market. Long-term tax-exempt interest rates have actually declined modestly, causing the municipal yield curve to flatten. While this flattening has reduced the incremental yield enhancement resulting from leveraging the Fund's Common Stock, it is important to note that in contrast to the inverted shape of the USTreasury yield curve, the municipal yield curve remained positively sloped. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Looking ahead, we do not intend to make any significant changes to the Fund. However, we will monitor the overall economic backdrop for signs of a more favorable environment for fixed-income securities, and California municipal bonds in particular.

In Conclusion
We appreciate your ongoing interest in MuniYield California Fund, Inc., and we look forward to serving your investment needs in the months and years to come.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Walter C. O'Connor)
Walter C. O'Connor
Vice President and
Portfolio Manager



May 31, 2000


PROXY RESULTS

During the six-month period ended April 30, 2000, MuniYield
California Fund, Inc.'s Common Stock shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on April 27, 2000. The description of each proposal and number of shares voted are as follows:

                                                                                    Shares Voted                Shares Withheld
                                                                                        For                       From Voting
1. To elect the Fund's Board of Directors:      Terry K. Glenn                       14,509,892                     271,237
                                                James H. Bodurtha                    14,500,464                     280,665
                                                Herbert I. London                    14,507,954                     273,175
                                                Roberta Cooper Ramo                  14,507,856                     278,273
                                                Arthur Zeikel                        14,505,640                     275,489

                                                                                    Shares Voted   Shares Voted   Shares Voted
                                                                                        For          Against        Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                                 14,524,393       42,851        213,885

During the six-month period ended April 30, 2000, MuniYield
California Fund, Inc.'s Preferred Stock shareholders (Series A, B and C) voted on the following proposals. The proposals were approved at a shareholders' meeting on April 27, 2000. The description of each proposal and number of shares voted are as follows:

                                                                                    Shares Voted                Shares Withheld
                                                                                        For                       From Voting
1. To elect the Fund's Board of Directors: Terry K. Glenn,
   James H. Bodurtha, Herbert I. London, Joseph L. May,
   Andre F. Perold, Roberta Cooper Ramo and Arthur
   Zeikel as follows:                           Series A                               1,986                           0
                                                Series B                               1,959                           8
                                                Series C                                 613                           4

                                                                                    Shares Voted   Shares Voted   Shares Voted
                                                                                        For          Against        Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's independent auditors for the current fiscal year as follows:
                                                Series A                               1,986            0              0
                                                Series B                               1,965            0              2
                                                Series C                                 617            0              0


MuniYield California Fund, Inc., April 30, 2000


MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.


QUALITY PROFILE

The quality ratings of securities in the Fund as of April 30, 2000 were as follows:

                                        Percent of
S&P Rating/Moody's Rating               Net Assets

AAA/Aaa                                    79.3%
AA/Aa                                      13.1
A/A                                         2.0
BBB/Baa                                     1.3
Other++                                     0.3

++Temporary investments in short-term municipal securities.


Portfolio
Abbreviations

To simplify the listings of MuniYield California Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax
         (subject to)
COP      Certificates of Participation
GO       General Obligation Bonds
HFA      Housing Finance Agency
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
RITR     Residual Interest Trust Receipts
S/F      Single-Family
VRDN     Variable Rate Demand Notes



MuniYield California Fund, Inc., April 30, 2000


SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
                S&P       Moody's   Face
STATE           Ratings   Ratings  Amount   Issue                                                               Value
California      AAA       Aaa     $ 2,000   ABAG Finance Authority for Nonprofit Corporations, California,
--94.4%                                     COP (Children's Hospital Medical Center), 6% due 12/01/2029 (a)     $  2,023

                AAA       Aaa       2,500   Bakersfield, California, COP, Refunding (Convention Center
                                            Expansion Project), 5.80% due 4/01/2017 (h)                            2,538

                                            California Educational Facilities Authority, Revenue Refunding
                                            Bonds:
                AAA       NR*       2,100    (Pooled College), Series A, 5.60% due 12/01/2014 (h)                  2,126
                AAA       Aaa       2,500    (University of San Francisco), 6% due 10/01/2026 (h)                  2,526
                AA+       Aa2       1,500    (University of Southern California), Series A, 5.70% due
                                             10/01/2015                                                            1,524

                                            California HFA, Home Mortgage Revenue Bonds, AMT:
                AA-       Aa2         215    Series C, 7.60% due 8/01/2030 (c)                                       216
                AA-       Aa2         410    Series D, 7.75% due 8/01/2010 (c)                                       419
                AAA       Aaa       5,000    Series E, 6.10% due 8/01/2029 (a)                                     5,010
                AA-       Aa2       1,725    Series E-1, 6.70% due 8/01/2025 (c)                                   1,754
                AA-       Aa2       2,705    Series F-1, 7% due 8/01/2026 (c)                                      2,778
                AA-       Aa2       5,080    Series N, 6.375% due 2/01/2027 (c)                                    5,143

                A+        Aa2       3,700   California HFA, Revenue Bonds, RIB, AMT, Series B-2, 8.483% due
                                            8/01/2023 (c)(j)                                                       3,885

                NR*       A1        2,835   California Health Facilities Finance Authority Revenue Bonds
                                            (Scripps Research Institute), Series A, 6.625% due 7/01/2018           2,915

                                            California Health Facilities Finance Authority, Revenue
                                            Refunding Bonds, VRDN (k):
                A1+       VMIG1++      10    (Adventist Hospital), Series C, 5.45% due 9/01/2015 (h)                  10
                A1+       VMIG1++     200    (Sutter/Catholic Healthcare System), Series B, 5.85% due
                                              7/01/2012 (a)                                                          200

                                            California Pollution Control Financing Authority, PCR,
                                            Refunding:
                A1+       NR*         400    (Pacific Gas and Electric), VRDN, Series A, 5.45% due
                                             12/01/2018 (k)                                                          400
                AAA       Aaa       2,000    (Southern California Edison Company), Series B, 5.45% due
                                             9/01/2029 (h)                                                         1,891
                A1        VMIG1++     800    (Southern California Edison Company), VRDN, Series B, 6.15%
                                             due 2/28/2008 (k)                                                       800

                NR*       Aaa       1,215   California Rural Home Mortgage Finance Authority, S/F Mortgage
                                            Revenue Bonds (Mortgage-Backed Securities Program), AMT,
                                            Series A-1, 6.90% due 12/01/2024 (d)(g)                                1,276

                AAA       Aaa       4,500   California State, GO, 5.375% due 6/01/2026 (b)                         4,221

                                            California State, GO, Refunding:
                AAA       Aaa       3,000    5% due 2/01/2023 (b)                                                  2,647
                AAA       Aaa      15,000    4.25% due 10/01/2026 (h)                                             11,477


MuniYield California Fund, Inc., April 30, 2000


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                S&P       Moody's    Face
STATE           Ratings   Ratings   Amount  Issue                                                               Value
California                                  California State Public Works Board, Lease Revenue Bonds,
(continued)                                 Series A:
                A+        Aaa     $ 1,000    (Department of Corrections), 6.875% due 11/01/2004 (i)             $  1,102
                A+        Aaa       6,800    (Department of Corrections), 7% due 11/01/2004 (i)                    7,524
                AAA       Aaa       6,645    (Department of Health Services), 5.75% due 11/01/2017 (h)             6,751

                                            California State University and Colleges, Housing System
                                            Revenue Refunding Bonds (b):
                AAA       Aaa       3,000    5.75% due 11/01/2015                                                  3,057
                AAA       Aaa       3,500    5.80% due 11/01/2017                                                  3,553
                AAA       Aaa       2,700    5.90% due 11/01/2021                                                  2,722

                AAA       Aaa       1,000   California State University, Foundation Revenue Bonds, GO
                                            (Monterey Bay Auxiliary), 5% due 6/01/2024 (h)                           879

                AAA       Aaa       5,250   California Statewide Communities Development Authority, COP
                                            (John Muir/Mount Diablo Health System), 5.125% due 8/15/2022 (h)       4,677

                AAA       Aaa       4,500   Central Coast Water Authority, California, Revenue Refunding
                                            Bonds (State Water Project Regional Facilities), Series A, 5%
                                            due 10/01/2022 (a)                                                     3,979

                AAA       Aaa       2,000   Chino Basin, California, Regional Financing Authority Revenue
                                            Bonds (Inland Empire Utility Agency Sewer Project), 5.75%
                                            due 11/01/2019 (h)                                                     2,014

                AAA       Aaa       1,000   Contra Costa, California, Water District, Water Revenue Bonds,
                                            Series G, 5.75% due 10/01/2014 (h)                                     1,019

                                            Contra Costa County, California, Public Financing Authority,
                                            Lease Revenue Refunding Bonds (Various Capital Facilities),
                                            Series A (h):
                AAA       Aaa       2,705    5.30% due 8/01/2020                                                   2,550
                AAA       Aaa       3,485    5.35% due 8/01/2024                                                   3,264

                                            Contra Costa County, California, Public Financing Authority,
                                            Tax Allocation Revenue Bonds, Series A:
                AAA       NR*       1,860    7.10% due 8/01/2002 (i)                                               1,988
                BBB       NR*       1,140    7.10% due 8/01/2022                                                   1,168

                AAA       Aaa       2,500   Corona, California, Public Financing Authority, Revenue
                                            Refunding Bonds, Superior Lien, Series A, 5% due 9/01/2020 (f)         2,233

                AAA       Aaa       4,500   Culver City, California, Redevelopment Finance Authority,
                                            Tax Allocation Revenue Refunding Bonds, 5.50% due 11/01/2014 (a)       4,599

                AAA       Aaa       2,500   Davis, California, Joint Unified School District, Community
                                            Facilities District, Special Tax Refunding Bonds, Number 1,
                                            5.50% due 8/15/2021 (h)                                                2,415

                AAA       Aaa       3,950   East Bay, California, Municipal Utilities District, Water
                                            System Subordinated Revenue Refunding Bonds, 5% due
                                            6/01/2026 (b)                                                          3,456

                AAA       Aaa       2,500   Fontana, California, Redevelopment Agency Tax Allocation
                                            Refunding Bonds (Southwest Industrial Park Project), 5%
                                            due 9/01/2022 (h)                                                      2,208

                BBB       Baa3      1,775   Inglewood, California, Public Financing Authority, Revenue
                                            Refunding Bonds, Series B, 7% due 5/01/2002 (i)                        1,865

                NR*       Aaa       2,000   Los Angeles, California, COP (Sonnenblick Del Rio West
                                            Los Angeles), 6.20% due 11/01/2031 (a)                                 2,033

                AAA       Aaa       3,645   Los Angeles, California, Community Redevelopment Agency, Tax
                                            Allocation Refunding Bonds (Bunker Hill), Series H, 6.50%
                                            due 12/01/2015 (f)                                                     3,875

                AAA       Aaa       8,000   Los Angeles, California, Convention and Exhibition Center
                                            Authority, Lease Revenue Refunding Bonds, Series A, 5.375%
                                            due 8/15/2018 (h)                                                      7,724

                                            Los Angeles, California, Department of Water and Power,
                                            Electric Plant Revenue Refunding Bonds:
                A+        Aa3      10,000    6% due 2/15/2024                                                     10,023
                A+        Aa3      10,000    6% due 2/15/2028                                                     10,013
                AAA       Aaa      10,000    (Second Issue), 5.40% due 11/15/2031 (b)                              9,276

                                            Los Angeles, California, Harbor Department Revenue Bonds, AMT:
                NR*       Aaa       4,000    RITR, Series RI-7,  6.845% due 11/01/2026 (h)(j)                      4,185
                AA        Aa3       2,000    Series B,  6% due 8/01/2015                                           2,049
                AA        Aa3       4,240    Series B,  6.60% due 8/01/2015                                        4,442
                AA        Aa3       8,855    Series B,  6.625% due 8/01/2019                                       9,277

                AAA       NR*         140   Los Angeles, California, S/F Home Mortgage Revenue Bonds
                                            (Mortgage-Backed Securities Program), AMT, Issue A, 7.55%
                                            due 12/01/2023 (c)(g)                                                    143

                AAA       Aaa       7,000   Los Angeles, California, Unified School District, GO, Series A,
                                            5% due 7/01/2021 (b)                                                   6,228

                AAA       Aaa      13,750   Los Angeles, California, Wastewater System Revenue Bonds,
                                            Series A, 5% due 6/01/2023 (b)                                        12,105

                AAA       Aaa       4,000   Los Angeles County, California, Metropolitan Transportation
                                            Authority, Sales Tax Revenue Bonds, Proposition C, Second Tier,
                                            Senior Series A, 5.50% due 7/01/2017 (a)                               3,960

                                            Los Angeles County, California, Metropolitan Transportation
                                            Authority, Sales Tax Revenue Refunding Bonds, Proposition A,
                                            First Tier, Senior Series C (a):
                AAA       Aaa       6,000    5% due 7/01/2020                                                      5,374
                AAA       Aaa       3,500    5% due 7/01/2026                                                      3,061

                AAA       Aaa       2,000   Menlo Park, California, Community Development Agency, Tax
                                            Allocation Refunding Bonds (Las Pulgas Community Development
                                            Project), 5.375% due 6/01/2016 (a)                                     1,961

                                            Metropolitan Water District of Southern California, Waterworks
                                            Revenue Bonds, Series A:
                AAA       Aaa       5,730    5.75% due 7/01/2013 (h)                                               5,875
                AA        Aa2       1,465    5% due 7/01/2016                                                      1,360
                AA        Aa2       3,000    5% due 7/01/2026                                                      2,624

                AAA       Aaa       8,705   Modesto, California, Wastewater Treatment Facilities Revenue
                                            Bonds, 5.625% due 11/01/2017 (h)                                       8,753

                AAA       Aaa       1,750   North City-West, California, School Facilities Financing
                                            Authority, Special Tax Refunding Bonds, Series B, 5.75% due
                                            9/01/2015 (f)                                                          1,782

                AAA       Aaa       1,270   Northern California Power Agency, Multiple Capital Facilities
                                            Revenue Bonds, RIB, 9.192% due 8/01/2025 (h)(j)                        1,394

                AAA       Aaa      13,600   Northern California Power Agency, Public Power Revenue
                                            Refunding Bonds (Hydroelectric Project Number One), Series A,
                                            5.125% due 7/01/2023 (h)                                              12,182

                                            Oakland, California, Joint Powers Financing Authority, Lease
                                            Revenue Bonds (Oakland Administration Buildings) (a):
                AAA       Aaa       2,000    5.90% due 8/01/2016                                                   2,055
                AAA       Aaa      11,395    5.75% due 8/01/2021                                                  11,401

                AAA       Aaa       4,160   Oakland, California, State Building Authority, Lease Revenue
                                            Bonds (Elihu M. Harris), Series A, 5% due 4/01/2023 (a)                3,669

                                            Oakland, California, Unified School District, Alameda County,
                                            GO, Series F (h):
                AAA       Aaa       3,290    5.50% due 8/01/2017                                                   3,272
                AAA       Aaa       3,770    5.50% due 8/01/2018                                                   3,723


MuniYield California Fund, Inc., April 30, 2000


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
                S&P       Moody's    Face
STATE           Ratings   Ratings   Amount  Issue                                                               Value
California                                  Pleasant Valley, California, School District, Ventura County,
(concluded)                                 GO, Series C (h):
                AAA       Aaa     $ 1,750    5.75% due 8/01/2025                                                $  1,738
                AAA       Aaa       4,000    5.80% due 8/01/2030                                                   3,983

                AAA       Aaa      10,600   Port Oakland, California, Port Revenue Refunding Bonds, Series
                                            I, 5.40% due 11/01/2017 (h)                                           10,412

                AAA       Aaa       2,345   Richmond, California, Redevelopment Agency, Tax Allocation
                                            Refunding Bonds (Harbour Redevelopment Project), Series A,
                                            5.50% due 7/01/2018 (h)                                                2,310

                AAA       Aaa       1,750   Riverside County, California, Asset Leasing Corporation,
                                            Leasehold Revenue Refunding Bonds (Riverside County Hospital
                                            Project), Series B, 5.70% due 6/01/2016 (h)                            1,761

                AAA       Aaa       5,000   Roseville, California, Electric System Revenue Bonds, COP,
                                            5.50% due 2/01/2024 (f)                                                4,801

                AAA       Aaa       5,000   Sacramento, California, Municipal Utility District, Electric
                                            Revenue Refunding Bonds, Series L, 5.125% due 7/01/2022 (h)            4,501

                AAA       Aaa       9,850   San Bernardino, California, City Unified School District, GO,
                                            Refunding, Series A, 5.875% due 8/01/2024 (b)                          9,883

                AAA       Aaa       5,000   San Bernardino, California, Joint Powers Financing Authority,
                                            Tax Allocation Revenue Refunding Bonds, Series A, 5.75% due
                                            10/01/2015 (f)                                                         5,081

                AAA       Aaa       2,500   San Diego, California, Public Facilities Financing Authority,
                                            Sewer Revenue Bonds, 5% due 5/15/2020 (b)                              2,229

                BBB+      Baa1      1,300   San Diego, California, Redevelopment Agency, Tax Allocation
                                            Refunding Bonds (Horton Project), Series B, 6.625% due 11/01/2017      1,356

                AAA       Aaa       8,000   San Francisco, California, Bay Area Rapid Transit District,
                                            Sales Tax Revenue Refunding Bonds, 4.75% due 7/01/2023 (a)             6,730

                                            San Francisco, California, City and County Airport Commission,
                                            International Airport Revenue Bonds, Second Series:
                AAA       Aaa       3,000    AMT, Issue 5,  6.50% due 5/01/2019 (b)                                3,155
                AAA       Aaa       4,525    AMT, Issue 6,  6.60% due 5/01/2020 (a)                                4,793
                AAA       Aaa       3,000    AMT, Issue 11,  6.25% due 5/01/2026 (b)                               3,048
                AAA       Aaa       5,000    Issue 15B,  5% due 5/01/2024 (h)                                      4,385

                AAA       Aaa       4,715   San Francisco, California, City and County Redevelopment Agency,
                                            Lease Revenue Refunding Bonds (George R. Moscone Convention
                                            Center), 6.80% due 7/01/2019 (f)                                       5,080

                AA        NR*          95   San Francisco, California, City and County S/F Mortgage Revenue
                                            Bonds (Mortgage-Backed Securities Program), AMT, 7.45% due
                                            1/01/2024 (e)                                                             97

                AAA       Aaa       8,000   San Joaquin Hills, California, Transportation Corridor Agency,
                                            Toll Road Revenue Refunding Bonds, Series A, 5.375% due
                                            1/15/2029 (h)                                                          7,442

                                            Santa Clara County, California, Financing Authority, Lease
                                            Revenue Bonds (VMC Facility Replacement Project), Series A
                                            (a)(i):
                AAA       Aaa       9,525    6.75% due 11/15/2004                                                 10,450
                AAA       Aaa       2,000    6.875% due 11/15/2004                                                 2,200

                AAA       Aaa       3,000   Santa Fe Springs, California, Redevelopment Agency, Tax
                                            Allocation Refunding Bonds (Conservation Redevelopment
                                            Project), Series A, 6% due 9/01/2014 (h)                               3,107

                AAA       Aaa       4,000   Santa Monica, California, Redevelopment Agency, Tax Allocation
                                            Bonds (Earthquake Recovery Redevelopment Project), 6% due
                                            7/01/2029 (a)                                                          4,045

                                            Southern California Home Finance Authority, S/F Mortgage
                                            Revenue Bonds (Mortgage-Backed Securities Program), AMT:
                AAA       NR*         815    Series A,  6.75% due 9/01/2022 (e)                                      827
                AAA       NR*       1,255    Series A,  7.625% due 10/01/2023 (g)                                  1,282
                AAA       NR*          85    Series B,  7.75% due 3/01/2024 (e)                                       87

                AAA       Aaa       3,235   Taft, California, Public Financing Authority, Lease Revenue
                                            Bonds (Community Correctional Facility), Series A, 6.05%
                                            due 1/01/2017 (h)                                                      3,343

                AAA       Aaa       5,000   University of California, COP, Series A, 5.30% due 11/01/2029 (a)      4,576

                AAA       Aaa       4,885   University of California Revenue Bonds (Research Facilities),
                                            Series D, 5% due 9/01/2024 (f)                                         4,292

                AAA       Aaa       6,445   University of California, Revenue Refunding Bonds (Research
                                            Facilities), Series C, 5% due 9/01/2021 (f)                            5,731

                AAA       Aaa       5,000   Vista, California, Joint Powers Financing Authority, Lease
                                            Revenue Refunding Bonds, 5.625% due 5/01/2016 (h)                      5,044


Puerto          A         Baa1      5,500   Puerto Rico Commonwealth, Highway and Transportation Authority,
Rico--1.6%                                  Highway Revenue Refunding Bonds, Series V, 6.625% due 7/01/2012        5,750

                BBB+      Baa1      1,000   Puerto Rico Electric Power Authority, Power Revenue Refunding
                                            Bonds, Series U, 6% due 7/01/2014                                      1,023

                Total Investments (Cost--$403,349)--96.0%                                                        407,163

                Other Assets Less Liabilities--4.0%                                                               16,882
                                                                                                                --------
                Net Assets--100.0%                                                                              $424,045
                                                                                                                ========


             (a)AMBAC Insured.
             (b)FGIC Insured.
             (c)FHA Insured.
             (d)FHLMC Collateralized.
             (e)FNMA/GNMA Collateralized.
             (f)FSA Insured.
             (g)GNMA Collateralized.
             (h)MBIA Insured.
             (i)Prerefunded.
             (j)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2000.
             (k)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2000.
               *Not Rated.
              ++Highest short-term rating by Moody's Investors Service, Inc.

                See Notes to Financial Statements.


MuniYield California Fund, Inc., April 30, 2000


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of April 30, 2000
Assets:             Investments, at value (identified cost--$403,349,483)                                   $407,162,626
                    Cash                                                                                          18,644
                    Receivables:
                      Securities sold                                                      $  9,639,297
                      Interest                                                                7,636,994       17,276,291
                                                                                           ------------
                    Prepaid expenses and other assets                                                             18,244
                                                                                                            ------------
                    Total assets                                                                             424,475,805
                                                                                                            ------------
Liabilities:        Payables:
                      Dividends to shareholders                                                 215,701
                      Investment adviser                                                        164,668          380,369
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        50,057
                                                                                                            ------------
                    Total liabilities                                                                            430,426
                                                                                                            ------------

Net Assets:         Net assets                                                                              $424,045,379
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized):
                      Preferred Stock, par value $.10 per share (5,600 shares of
                      AMPS* issued and outstanding at $25,000 per share liquidation
                      preference)                                                                           $140,000,000
                      Common Stock, par value $.10 per share (21,184,475 shares
                      issued and outstanding)                                              $  2,118,448
                    Paid-in capital in excess of par                                        298,320,316
                    Undistributed investment income--net                                      3,759,218
                    Accumulated distributions in excess of realized capital
                    gains--net                                                               (8,296,662)
                    Accumulated realized capital losses on investments--net                 (15,669,084)
                    Unrealized appreciation on investments--net                               3,813,143
                                                                                           ------------
                    Total--Equivalent to $13.41 net asset value per Common Stock
                    (market price--$12.625)                                                                  284,045,379
                                                                                                            ------------
                    Total capital                                                                           $424,045,379
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Six Months Ended April 30, 2000
Investment          Interest and amortization of premium and discount earned                                $ 12,323,769
Income:

Expenses:           Investment advisory fees                                               $  1,052,783
                    Commission fees                                                             165,392
                    Transfer agent fees                                                          43,409
                    Professional fees                                                            40,858
                    Accounting services                                                          26,272
                    Listing fees                                                                 19,065
                    Custodian fees                                                               16,522
                    Printing and shareholder reports                                             15,118
                    Directors' fees and expenses                                                 12,919
                    Pricing fees                                                                  6,527
                    Other                                                                        16,998
                                                                                           ------------
                    Total expenses                                                                             1,415,863
                                                                                                            ------------
                    Investment income--net                                                                    10,907,906
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                        (15,669,084)
Unrealized          Change in unrealized appreciation/depreciation on investments--net                        17,739,199
Gain (Loss) on                                                                                              ------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations                                    $ 12,978,021
                                                                                                            ============


                    See Notes to Financial Statements.


MuniYield California Fund, Inc., April 30, 2000

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                          For the Six         For the
                                                                                          Months Ended       Year Ended
                                                                                           April 30,        October 31,
                    Increase (Decrease) in Net Assets:                                        2000              1999
Operations:         Investment income--net                                                 $ 10,907,906     $ 21,783,984
                    Realized loss on investments--net                                       (15,669,084)      (5,955,228)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                         17,739,199      (41,734,304)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations          12,978,021      (25,905,548)
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                           (8,604,245)     (18,534,023)
Shareholders:         Preferred Stock                                                        (2,441,960)      (3,048,224)
                    Realized gain on investments--net:
                      Common Stock                                                                   --       (4,949,446)
                      Preferred Stock                                                                --         (777,830)
                    In excess of realized gain on investments--net:
                      Common Stock                                                                   --       (7,168,573)
                      Preferred Stock                                                                --       (1,126,578)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (11,046,205)     (35,604,674)
                                                                                           ------------     ------------

Capital Stock       Value of shares issued to Common Stock shareholders in
Transactions:       reinvestment of dividends and distributions                                      --        4,278,659
                                                                                           ------------     ------------
                    Net increase in net assets derived from capital stock
                    transactions                                                                     --        4,278,659
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                   1,931,816      (57,231,563)
                    Beginning of period                                                     422,113,563      479,345,126
                                                                                           ------------     ------------
                    End of period*                                                         $424,045,379     $422,113,563
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  3,759,218     $  3,897,517
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived            For the Six
from information provided in the financial statements.               Months Ended
                                                                      April 30,       For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                  2000       1999     1998       1997      1996
Per Share           Net asset value, beginning of period              $  13.32   $  16.23  $  15.98  $  15.44   $  15.18
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .53       1.03      1.11      1.17       1.16
                    Realized and unrealized gain (loss) on
                    investments--net                                       .09      (2.25)      .39       .54        .28
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .62      (1.22)     1.50      1.71       1.44
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                              (.41)      (.88)     (.92)     (.93)      (.93)
                      Realized gain on investments--net                     --       (.24)     (.08)       --         --
                      In excess of realized gain on
                      investments--net                                      --       (.34)       --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                    (.41)     (1.46)    (1.00)     (.93)      (.93)
                                                                      --------   --------  --------  --------   --------
                    Capital charge resulting from issuance
                    of Common Stock                                         --         --      (.01)       --         --
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:++++
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                            (.12)      (.14)     (.19)     (.24)      (.25)
                        Realized gain on investments--net                   --       (.04)     (.05)       --         --
                        In excess of realized gain on
                        investments--net                                    --       (.05)       --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.12)      (.23)     (.24)     (.24)      (.25)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  13.41   $  13.32  $  16.23  $  15.98   $  15.44
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of period             $ 12.625   $ 12.625  $16.5625  $ 15.875   $ 14.875
                                                                      ========   ========  ========  ========   ========


Total Investment    Based on market price per share                      3.36%+++ (16.13%)    8.10%    13.44%     18.68%
Return:**                                                             ========   ========  ========  ========   ========
                    Based on net asset value per share                   4.06%+++  (9.70%)   11.04%    10.01%      8.54%
                                                                      ========   ========  ========  ========   ========

Ratios Based on     Total expenses***                                    1.00%*      .98%      .93%      .97%       .98%
Average Net                                                           ========   ========  ========  ========   ========
Assets of           Total investment income--net***                      7.72%*     6.86%     7.12%     7.47%      7.50%
Common Stock:                                                         ========   ========  ========  ========   ========
                    Amount of dividends to Preferred Stock
                    shareholders                                         1.73%*      .96%     1.21%     1.53%      1.61%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net, to Common Stock
                    shareholders                                         5.99%*     5.90%     5.91%     5.94%      5.89%
                                                                      ========   ========  ========  ========   ========

Ratios Based        Total expenses                                        .67%*      .68%      .65%      .67%       .67%
on Total                                                              ========   ========  ========  ========   ========
Average Net         Total investment income--net                         5.17%*     4.77%     4.94%     5.14%      5.16%
Assets:***++                                                          ========   ========  ========  ========   ========


Ratios Based on     Dividends to Preferred Stock shareholders            3.50%*     2.18%     2.82%     3.36%      3.47%
Average Net                                                           ========   ========  ========  ========   ========
Assets of
Preferred Stock:

Supplemental        Net assets, net of Preferred Stock, end
Data:               of period (in thousands)                          $284,045   $282,114  $339,345  $268,297   $259,082
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                    $140,000   $140,000  $140,000  $120,000   $120,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  55.94%    146.39%   136.88%    88.68%     67.48%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,029   $  3,015  $  3,424 $   3,236   $  3,159
Dividends                                                             ========   ========  ========  ========   ========
Per Share on        Series A--Investment income--net                  $    460   $    527  $    729  $    852   $    875
Preferred Stock                                                       ========   ========  ========  ========   ========
                    Series B--Investment income--net                  $    422   $    546  $    693  $    830   $    860
                                                                      ========   ========  ========  ========   ========

Outstanding:        Series C--Investment income--net                  $    408   $    591  $    466        --         --
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Includes Common and Preferred Stock average net assets.
                ++++The Fund's Preferred Stock was issued on April 10, 1992 (Series
                    A and B) and February 9, 1998 (Series C).
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


MuniYield California Fund, Inc., April 30, 2000


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield California Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYC. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2000 were $233,439,076 and $226,085,944, respectively.

Net realized losses for the six months ended April 30, 2000 and net unrealized gains as of April 30, 2000 were as follows:


                                   Realized       Unrealized
                                    Losses          Gains

Long-term investments            $(15,532,134)   $ 3,813,143
Short-term investments               (136,950)            --
                                 ------------    -----------
Total                            $(15,669,084)   $ 3,813,143
                                 ============    ===========


As of April 30, 2000, net unrealized appreciation for Federal income tax purposes aggregated $3,813,143, of which $9,104,728 related to appreciated securities and $5,291,585 related to depreciated securities. The aggregate cost of investments at April 30, 2000 for Federal income tax purposes was $403,349,483.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended April 30, 2000 remained constant and during the year ended October 31, 1999 increased by 274,041 as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2000 were: Series A, 4.09%; Series B, 4.35%; Series C, 3.90%.

Shares issued and outstanding during the six months ended April 30, 2000 and year ended October 31, 1999 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, earned $59,742 as commissions.

5. Capital Loss Carryforward:
At October 31, 1999, the Fund had a net capital loss carryforward of approximately $7,128,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On May 5, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.065900 per share, payable on May 30, 2000 to shareholders of record as of May 16, 2000.



MuniYield California Fund, Inc., April 30, 2000


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents
Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286
Preferred Stock:
The Bank of New York
100Church Street
New York, NY 10286

NYSE Symbol
MYC


Robert R. Martin, Director of MuniYield California Fund, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Martin well in his retirement.